Exhibit 99.2
ThredUp Inc.
Second Quarter 2023 Supplemental Financials
Key Financial Metrics for the Quarter
•Revenue of $82.7 million
◦vs. $76.4 million in 2Q22
◦Growth of 8.2% YoY
•Gross profit of $55.7 million
◦vs. $52.6 million in 2Q22
◦Growth of 5.9% YoY
•Gross margin of 67.4%
◦vs. 68.9% in 2Q22
•GAAP net loss of $18.8 million
◦vs. net loss of $28.4 million in 2Q22
•Adjusted EBITDA loss of $5.0 million
◦vs. loss of $13.5 million in 2Q22
•Adjusted EBITDA loss margin of 6.1%
◦vs. loss margin of 17.7% in 2Q22
•Cash, cash equivalents, restricted cash and short-term marketable securities were $83.0 million at the quarter end
•Total quarter Active Buyers of 1.710 million
◦vs. 1.724 million in 2Q22
◦A decrease of 0.8% YoY
•Total Orders of 1.789 million
◦vs. 1.704 million in 2Q22
◦An increase of 5.0% YoY
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at thredUP’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

Financial Outlook
For third quarter 2023, thredUP expects:
•Revenue in the range of $82 million to $84 million
•Gross margin in the range of 66.5% to 68.5%
•Adjusted EBITDA loss margin in the range of 6.5% to 4.5%
•Depreciation and amortization of approximately $4.5 million
•Stock-based compensation of approximately $7.3 million
•Weighted-average shares of approximately 106 million

For fourth quarter 2023, thredUP expects:
•Revenue in the range of $84.5 million to $86.5 million
•Gross margin in the range of 64.5% to 66.5%
•Breakeven Adjusted EBITDA margin
•Depreciation and amortization of approximately $4.5 million
•Stock-based compensation of approximately $7.3 million
•Weighted-average shares of approximately 108 million
For fiscal year 2023, thredUP expects:
•Revenue in the range of $325 million to $329 million
•Gross margin in the range of 66.5% to 67.5%
•Adjusted EBITDA loss margin in the range of 5.5% to 4.5%
•Depreciation and amortization of approximately $17.5 million
•Stock-based compensation of approximately $31.6 million
•Weighted-average shares of approximately 105 million

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Revenue:
Consignment	$48,071	$44,758	$47,435	$48,536	$41,553	$37,470	$46,479	$53,415
Product	15,203	28,121	25,260	27,885	26,392	33,848	29,443	29,243
Total revenue	63,274	72,879	72,695	76,421	67,945	71,318	75,922	82,658
Cost of revenue:
Consignment	10,080	10,257	10,049	10,218	9,087	7,661	9,220	9,580
Product	7,100	14,434	12,418	13,555	14,362	18,691	15,609	17,346
Total cost of revenue	17,180	24,691	22,467	23,773	23,449	26,352	24,829	26,926
Gross profit	46,094	48,188	50,228	52,648	44,496	44,966	51,093	55,732
Gross margin % of revenue	72.8%	66.1%	69.1%	68.9%	65.5%	63.1%	67.3%	67.4%
Operating expenses:
Operations, product and technology	32,081	36,624	39,161	43,961	38,702	33,818	38,347	39,771
Marketing	16,941	15,281	16,978	19,640	14,752	12,999	16,870	18,643
Sales, general and administrative	12,569	14,608	14,664	17,380	15,232	14,538	16,059	16,030
Total operating expenses	61,591	66,513	70,803	80,981	68,686	61,355	71,276	74,444
Operating expenses % of revenue	97.3%	91.3%	97.4%	106.0%	101.1%	86.0%	93.9%	90.1%
Operating loss	(15,497)	(18,325)	(20,575)	(28,333)	(24,190)	(16,389)	(20,183)	(18,712)
Operating loss % of revenue	(24.5)%	(25.1)%	(28.3)%	(37.1)%	(35.6)%	(23.0)%	(26.6)%	(22.6)%
Interest expense	619	524	423	238	103	41	77	721
Other expense (income), net	(1,418)	(961)	(303)	(181)	(624)	3,065	(476)	(685)
Loss before provision for income taxes	(14,698)	(17,888)	(20,695)	(28,390)	(23,669)	(19,495)	(19,784)	(18,748)
Provision for income taxes	17	23	13	9	9	4	9	12
Net loss	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)
Net loss margin	(23.3)%	(24.6)%	(28.5)%	(37.2)%	(34.8)%	(27.3)%	(26.1)%	(22.7)%

ThredUp Inc.
Adjusted EBITDA Reconciliation
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Net loss	$(14,715)	$(17,911)	$(20,708)	$(28,399)	$(23,678)	$(19,499)	$(19,793)	$(18,760)
Interest expense	619	524	423	238	103	41	77	721
Provision for income taxes	17	23	13	9	9	4	9	12
Depreciation and amortization	2,248	3,008	3,271	3,407	3,539	3,816	3,681	4,836
Stock-based compensation expense	2,995	3,570	3,523	10,058	7,177	6,059	9,391	7,628
Acquisition and offering-related expenses	1,020	251	204	70	—	—	—	—
Severance and other	—	—	311	1,076	1,809	(14)	—	551
Impairment of non-marketable equity investment	—	—	—	—	—	3,750	—	—
Adjusted EBITDA loss	$(7,816)	$(10,535)	$(12,963)	$(13,541)	$(11,041)	$(5,843)	$(6,635)	$(5,012)
Adjusted EBITDA loss margin	(12.4)%	(14.5)%	(17.8)%	(17.7)%	(16.2)%	(8.2)%	(8.7)%	(6.1)%

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Operations, product, and technology	$32,081	$36,624	$39,161	$43,961	$38,702	$33,818	$38,347	$39,771
Marketing	16,941	15,281	16,978	19,640	14,752	12,999	16,870	18,643
Sales, general, and administrative	12,569	14,608	14,664	17,380	15,232	14,538	16,059	16,030
Total operating expenses	61,591	66,513	70,803	80,981	68,686	61,355	71,276	74,444
Less: Stock-based compensation expense	(2,995)	(3,570)	(3,523)	(10,058)	(7,177)	(6,059)	(9,391)	(7,628)
Total non-GAAP operating expenses	$58,596	$62,943	$67,280	$70,923	$61,509	$55,296	$61,885	$66,816
Non-GAAP operating expenses % of revenue	92.6%	86.4%	92.6%	92.8%	90.5%	77.5%	81.5%	80.8%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Operations, product, and technology	$1,024	$883	$1,392	$3,970	$2,480	$2,193	$3,671	$2,913
Marketing	341	338	333	1,226	818	767	1,205	923
Sales, general, and administrative	1,630	2,349	1,798	4,862	3,879	3,099	4,515	3,792
Total stock-based compensation expense	$2,995	$3,570	$3,523	$10,058	$7,177	$6,059	$9,391	$7,628

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Assets:
Current assets:
Cash and cash equivalents	$36,713	$38,029	$50,739	$51,073
Marketable securities	86,501	66,902	42,733	25,856
Accounts receivable, net	3,175	4,669	4,232	3,782
Inventory	15,003	17,519	20,933	20,362
Other current assets	10,126	7,076	6,338	8,238
Total current assets	151,518	134,195	124,975	109,311
Operating lease right-of-use assets	46,760	46,153	45,180	45,265
Property and equipment, net	89,529	92,482	95,806	93,786
Goodwill	10,645	11,592	11,805	11,756
Intangible assets	10,242	10,499	10,044	9,346
Other assets	10,896	7,027	6,960	6,867
Total assets	$319,590	$301,948	$294,770	$276,331
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$8,642	$7,800	$12,747	$8,780
Accrued and other current liabilities	53,365	50,155	47,976	43,334
Seller payable	18,690	16,166	17,868	19,471
Operating lease liabilities, current	4,931	6,413	5,792	5,834
Current portion of long-term debt	3,881	3,879	3,882	3,830
Total current liabilities	89,509	84,413	88,265	81,249
Operating lease liabilities, non-current	50,623	48,727	47,521	47,356
Long-term debt, net of current portion	26,859	25,788	24,831	23,928
Other non-current liabilities	2,904	3,019	3,066	3,200
Total liabilities	169,895	161,947	163,683	155,733
Commitments and contingencies
Stockholders’ equity:
Common stock	10	10	10	11
Additional paid-in capital	545,449	551,852	561,577	569,780
Accumulated other comprehensive loss	(7,636)	(4,234)	(3,080)	(3,013)
Accumulated deficit	(388,128)	(407,627)	(427,420)	(446,180)
Total stockholders’ equity	149,695	140,001	131,087	120,598
Total liabilities and stockholders’ equity	$319,590	$301,948	$294,770	$276,331

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Cash flows from operating activities:
Net loss	$(23,678)	$(19,499)	$(19,793)	$(18,760)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,539	3,816	3,681	4,836
Stock-based compensation expense	7,177	6,059	9,391	7,628
Reduction in carrying amount of right-of-use assets	1,915	1,653	1,207	1,970
Other	271	4,184	41	250
Changes in operating assets and liabilities:
Accounts receivable, net	113	(1,325)	1,010	(94)
Inventory	(1,519)	(1,664)	(3,157)	487
Other current and non-current assets	3,067	2,625	22	(721)
Accounts payable	(4,954)	(985)	4,102	(3,925)
Accrued and other current liabilities	6,169	(5,166)	(1,851)	101
Seller payable	(3,845)	(2,565)	1,696	1,605
Operating lease liabilities	(206)	(1,472)	(2,062)	(2,178)
Other non-current liabilities	(153)	(827)	1,255	(1,580)
Net cash used in operating activities	(12,104)	(15,166)	(4,458)	(10,381)
Cash flows from investing activities:
Purchases of marketable securities	—	—	—	(7,878)
Maturities of marketable securities	9,536	19,820	24,579	24,900
Purchases of property and equipment	(11,733)	(3,935)	(5,679)	(6,613)
Net cash provided by (used in) investing activities	(2,197)	15,885	18,900	10,409
Cash flows from financing activities:
Proceeds from debt, net of discount	491	(100)	—	—
Repayment of debt	(1,333)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	731	324	446	1,690
Payment of withholding taxes on stock-based awards	(479)	(238)	(638)	(1,247)
Net cash used in financing activities	(590)	(1,014)	(1,192)	(557)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(397)	246	(540)	864
Net change in cash, cash equivalents, and restricted cash	(15,288)	(49)	12,710	335
Cash, cash equivalents, and restricted cash, beginning of period	59,388	44,100	44,051	56,761
Cash, cash equivalents, and restricted cash, end of period	$44,100	$44,051	$56,761	$57,096

Investors
ir@thredup.com
Media
media@thredup.com
About thredUP
thredUP is transforming resale with technology and a mission to inspire a new generation of consumers to think secondhand first. By making it easy to buy and sell secondhand, thredUP has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers love thredUP because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With thredUP’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. thredUP has processed over 137 million unique secondhand items from 55,000 brands across 100 categories. By extending the life cycle of clothing, thredUP is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the third and fourth quarters and full year of 2023; statements about future operating results and our long term growth; the momentum of our business; the growth rates in the markets in which we compete; the impact of inflationary pressures, increased interest rates and general global economic uncertainty on consumer behavior and our business; our investments in technology and infrastructure; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or restructuring activities; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients; and our ability to attract new Active Buyers.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing thredUP’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect thredUP's results is included in thredUP’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Operating Metrics
An Active Buyer is a thredUP buyer who has made at least one purchase in the last twelve months. A thredUP buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients. A thredUP buyer is identified by a unique email address and a single person could have multiple thredUP accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.
Non-GAAP Financial Measures
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses. In addition to our results determined in accordance with GAAP, we believe that Adjusted EBITDA loss, Adjusted EBITDA loss margin, and non-GAAP operating expenses, non-GAAP measures, are useful in evaluating our operating performance. We use Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. Adjusted EBITDA loss, Adjusted EBITDA loss margin, and Non-GAAP operating expenses are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP measures used by other companies.
A reconciliation is provided above for Adjusted EBITDA loss to net loss and Non-GAAP operating expenses to reported operating expenses, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA loss as net loss adjusted to exclude, where applicable in a given period, interest expense, provision for income taxes, depreciation and amortization, stock-based compensation expense, acquisition-related expenses, and severance and other. Non-GAAP operating expenses are operating expenses adjusted to exclude stock-based compensation expense.

Investors are encouraged to review our results determined in accordance with GAAP and the reconciliation of Adjusted EBITDA loss to net loss. thredUP is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA loss to net loss because certain items are out of thredUP’s control or cannot be reasonably predicted. Historically, these items have included, but are not limited to, depreciation and amortization, stock-based compensation expense, change in fair value of convertible preferred stock warrant liability and provision for income taxes. Accordingly, a reconciliation for Adjusted EBITDA loss in order to calculate forward-looking Adjusted EBITDA loss margin is not available without unreasonable effort. However, for the third and fourth quarters of 2023 and full year 2023, depreciation and amortization is expected to be $4.5 million, $4.5 million, and $17.5 million, respectively. In addition, for the third and fourth quarters of 2023 and full year 2023, stock-based compensation expense is expected to be $7.3 million, $7.3 million, and $31.6 million, respectively. These items are uncertain, depend on various factors, and could result in projected net loss being materially less than is indicated by the currently estimated Adjusted EBITDA loss margin.